UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2022, Summit Midstream Partners, LP (“SMLP”) convened its 2022 Annual Meeting of Limited Partners (the “Annual Meeting”). At the Annual Meeting, the limited partners of SMLP who are holders of record of SMLP’s outstanding common units (the “Voting Units”) at the close of business on the record date for the Annual Meeting (the “Unitholders”) voted on four proposals and cast their votes as described below.

The Annual Meeting was partially adjourned, pursuant to action taken by the Board of Directors of SMLP’s general partner, for the purpose of soliciting additional votes with respect to Proposal 2, the approval of the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan, set forth in SMLP’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2022 (the “Proxy Statement”). The Annual Meeting will be reconvened solely with respect to Proposal 2 on Thursday, May 26, 2022 at 9:00 a.m. Central Time and will be held virtually via live webcast at https://web.lumiagm.com/275506380 (password: summit2022).

The matters voted upon at the Annual Meeting and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each such matter are described in detail in the Proxy Statement.

Proposal 1—Election of Directors

The following nominees for director were elected as Class I Directors to serve three-year terms expiring at SMLP’s 2025 annual meeting of limited partners by a plurality of the votes cast by the Unitholders:

	For	Withhold	Broker Non-Votes
Lee Jacobe	5,333,470	283,349	1,680,100
Jerry L. Peters	5,305,880	310,939	1,680,100

Proposal 3—Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of SMLP for 2022 was ratified by the affirmative vote of a majority of the Voting Units entitled to vote at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
7,184,810	108,212	3,897	—

Proposal 4—Approval of the Advisory Resolution on Executive Compensation

The advisory vote on the compensation of SMLP’s named executive officers was approved by the affirmative vote of a majority of the Voting Units entitled to vote at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
5,429,794	172,277	14,747	1,680,100

Proposal 5—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

With respect to the advisory vote on the frequency with which to hold future advisory votes on the compensation of SMLP’s named executive officers, “1 Year” received the affirmative vote of a majority of the Voting Units entitled to vote at the Annual Meeting:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
5,454,204	40,550	64,013	58,052	1,680,100

In accordance with the results of this advisory vote, SMLP has determined that it will hold a non-binding advisory vote to approve executive compensation every year, until the next required non-binding advisory vote on the frequency of future non-binding advisory votes to approve executive compensation.

Item 7.01	Regulation FD Disclosure.

On May 11, 2022, SMLP issued a press release announcing the convening and partial adjournment of the Annual Meeting and the information for the reconvened Annual Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 8.01	Other Events.

On May 10, 2022, SMLP convened the Annual Meeting, and a vote was held on Proposals 1, 3, 4 and 5 set forth in the Proxy Statement. SMLP announced, during the Annual Meeting and prior to partial adjournment of the Annual Meeting, that the Annual Meeting will be reconvened with respect to Proposal 2 set forth in the Proxy Statement on Thursday, May 26, 2022 at 9:00 a.m. Central Time and will be held virtually via live webcast at https://web.lumiagm.com/275506380 (password: summit2022). The record date for determination of the limited partners of SMLP who are holders of record of outstanding common units of SMLP entitled to vote at the reconvened Annual Meeting remains the close of business on March 21, 2022.

Any proxies previously submitted by such holders with respect to Proposal 2 will continue to be counted. Such holders need not submit a new proxy for their votes to be counted. Such holders may revoke their proxies as set forth in the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 11, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

By: Summit Midstream GP, LLC (its general partner)

Dated: May 11, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer